                                                                     EXHIBIT 4

SERIES C PREFERRED                                            SERIES C PREFERRED


    NUMBER             [SECURITY FIRST LOGO APPEARS HERE]           SHARES
    SFPC-


                     SECURITY FIRST TECHNOLOGIES CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE
                                                                 SIDE FOR
                                                                 CERTAIN LEGENDS
This Certifies that          SPECIMEN

is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF SERIES C REDEEMABLE CONVERTIBLE
                 PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF

Security First Technologies Corporation (the "Corporation"), a Delaware corporation with its principal executive office located in Atlanta, Georgia. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:
                                         SECURITY FIRST TECHNOLOGIES CORPORATION




                                         [SEAL]

    ---------------------------------      BY: ---------------------------------
                SECRETARY                                PRESIDENT

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                    SECURITY FIRST TECHNOLOGIES CORPORATION

   The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of Security First Technologies Corporation (the "Corporation") as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.
   The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation at its principal executive office.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM - as tenants in common                       UNIF GIFT MIN ACT-         Custodian
    TEN ENT - as tenants by the entireties                                 ---------         ---------
    JT TEN  - as joint tenants with right                                   (Coat)            (Minor)
              survivorship and not as                                      under Uniform Gifts to Minors
              tenants in common                                            Act
                                                                              ----------------
                                                                                  (State)


    Additional abbreviations may also be used though not in the above list.

    For value received,                    hereby sell, assign and transfer unto
                       --------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE:
                                --------------------------------

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(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL CODE, OF ASSIGNEE)

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                                  shares represented by the within certificate,
----------------------------------
and do hereby irrevocably constitute and appoint                        Attorney
                                                ------------------------
to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated
      -----------------------

                          ------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                          GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY OTHER APPLICABLE FEDERAL SECURITIES LAWS COVERING SUCH SECURITIES OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.